File Nos. 33-12381 & 811-5047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE FUND OF COLORADO
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                       Aquila
                                                             Group of Fundssm


                            Tax-Free Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on June 21, 2007


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      Hyatt Regency Denver Tech Center
                           7800 E. Tufts Avenue
                           Denver, Colorado;

Time:             (b)      on Thursday, June 21, 2007
                           at 10:00 a.m. Mountain Daylight Time;

Purposes:         (c)      for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal No. 2); and

                   (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on March 26, 2007 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                      By order of the Board of Trustees,

                                      EDWARD M. W. HINES
                                      Secretary



May 17, 2007

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Kirkpatrick Pettis Capital Management, a Division of Davidson Fixed Income Management, 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about May 17, 2007.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


        (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

        (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.30; Class C Shares, $10.28; and Class Y Shares, $10.33. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 18,881,916; Class C Shares, 1,086,440; and Class Y Shares, 559,330.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of
the holder of Record                   Number of shares        Percent of class


Institutional 5% shareholders
Merrill Lynch Pierce Fenner
 & Smith Inc.                      198,587 Class C Shares          18.28%
FBO its Customers                   62,998 Class Y Shares          11.26%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Alpine Trust & Asset
 Management                        236,319 Class Y Shares          42.25%
225 N. Fifth Street
Grand Junction, CO 81501

NFS LLC FEBO
AMG National Bank/Haws & Co.        83,787 Class Y Shares          14.98%
6501 E. Belleview Avenue
Suite 400
Englewood CO 80111

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in June 2006. All nominees have consented to serve if elected.




Nominees(1)

                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Fund and                                      Complex          (The position held is
Name, Address(2)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(3)       During Past 5 Years          by Trustee       indicated otherwise.)

Interested
Trustee(4)

Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive     12          ICI Mutual Insurance
New York, NY             2000 and         Officer of Aquila Management                   Company
(02/25/58)               President        Corporation, Founder of the
                         since 1999       Aquila Group of Fundssm(5) and
                                          parent of Aquila Investment
                                          Management LLC, Manager, since
                                          2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Chair,
                                          Vice Chair, President, Executive
                                          Vice President or Senior Vice
                                          President of funds in the Aquila
                                          Group of Fundssm since 1986;
                                          Director of the Distributor
                                          since 1997; trustee, Reserve
                                          Money-Market Funds, 1999-2000
                                          and Reserve Private Equity
                                          Series, 1998-2000; Governor,
                                          Investment Company Institute and
                                          head of its Small Funds
                                          Committee since 2004; active in
                                          charitable and volunteer
                                          organizations.

Non-interested
Trustees
Anne J. Mills            Chair of the     President, Loring Consulting        4              None
Castle Rock, CO          Board of         Company since 2001; Vice
(12/23/38)               Trustees since   President for Business
                         2005 and         Management and CFO, Ottawa
                         Trustee since    University, since 2006, Vice
                         1987             President for Business Affairs,
                                          1992-2001; IBM Corporation,
                                          1965-1991; currently active with
                                          various charitable educational
                                          and religious organizations.

Gary C. Cornia           Vice Chair of    Director, Romney Institute of       4              None
Orem, UT                 the Board of     Public Management, Marriott
(06/24/48)               Trustees since   School of Management, Brigham
                         2006 and         Young University, 2004 -
                         Trustee since    present; Professor, Marriott
                         2000             School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association;
                                          Fellow, Lincoln Institute of
                                          Land Policy, 2002 - present;
                                          Associate Dean, Marriott School
                                          of Management, Brigham Young
                                          University, 1991-2000; Utah
                                          Governor's Tax Review Committee
                                          since 1993.

Tucker Hart Adams        Trustee since    President, The Adams Group,         3      Director, Colorado Health
Colorado Springs,        1989             Inc., an economic consulting               Facilities Authority
CO                                        firm, since 1989; formerly Chief
(01/11/38)                                Economist, United Banks of
                                          Colorado; currently or formerly
                                          active with numerous
                                          professional and community
                                          organizations.

Thomas A.                Trustee since    Vice President of Robinson,         3             None
Christopher              2004             Hughes & Christopher, C.P.A.s,
Danville, KY                              P.S.C., since 1977; President, A
(12/19/47)                                Good Place for Fun, Inc., a
                                          sports facility, since 1987;
                                          currently or formerly active
                                          with various professional and
                                          community organizations.

Lyle W. Hillyard         Trustee since    President of the law firm of        2             None
Logan, UT                2006             Hillyard, Anderson & Olsen,
(09/25/40)                                Logan, Utah, since 1967; member
                                          of Utah Senate, 1985 to
                                          present, in the following
                                          positions:  President, 2000,
                                          Senate Majority Leader,
                                          1999-2000, Assistant Majority
                                          Whip, 1995-1998; served as
                                          Chairman of the following
                                          Senate Committees: Tax and
                                          Revenue, Senate Judiciary
                                          Standing, Joint Executive
                                          Appropriations, and Senate
                                          Rules; currently serves as
                                          Co-Chair, Joint Executive
                                          Appropriations.

John C. Lucking          Trustee since    President, Econ-Linc, an            3      Director, Sanu Resources
Phoenix, AZ              2000             economic consulting firm, since
(05/20/43)                                1995; formerly Consulting
                                          Economist, Bank One Arizona and
                                          Chief Economist, Valley National
                                          Bank; member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; Board, Northern
                                          Arizona University Foundation
                                          since 1997; member, various
                                          historical, civic and economic
                                          associations.

Other Individuals
Trustees Emeritus(6)

Lacy B. Herrmann        Founder and       Founder and Chairman of the          N/A             N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005;  Chairman   organization and parent of the
                        of the Board of   Manager or Administrator and/or
                        Trustees,         Adviser or Sub-Adviser to each
                        1987-2004         fund of the Aquila Group of
                                          Fundssm; Chairman of the Manager
                                          or Administrator and/or Adviser
                                          or Sub-Adviser to each since
                                          2004; Founder and Chairman
                                          Emeritus of each fund in the
                                          Aquila Group of Fundssm;
                                          previously Chairman and a
                                          Trustee of each fund in the
                                          Aquila Group of Fundssm since
                                          its establishment until 2004 or
                                          2005; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

J. William Weeks         Trustee          Retired; limited partner in real     N/A               N/A
Palm Beach, FL           Emeritus since   estate partnerships Alex, Brown
(06/22/27)               2006             & Sons No. 1 and 2; formerly
                                          Senior Vice President or Vice
                                          President of the Aquila
                                          Municipal Bond Funds; and Vice
                                          President of the Distributor.

Officers
Charles E.               Executive Vice   Executive Vice President of all      N/A                N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Fundssm and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Stephen J. Caridi        Senior Vice      Vice President of the                N/A                N/A
New York, NY (05/06/61)  President since  Distributor since 1995; Vice
                         2004             President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997; Senior
                                          Vice President, Tax-Free Fund of
                                          Colorado since 2004; Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund since 2006.

Jerry G. McGrew          Senior Vice      President of the Distributor         N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered
                         since 1997       Principal since 1993, Senior
                                          Vice President, 1997-1998 and
                                          Vice President, 1993-1997;
                                          Senior Vice President, Aquila
                                          Three Peaks High Income Fund,
                                          Aquila Rocky Mountain Equity
                                          Fund and five Aquila
                                          Municipal Bond Funds; Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Emily T. Rae            Vice President    Vice President of Aquila Rocky       N/A                 N/A
Aurora, CO              since 2002        Mountain Equity Fund and
(03/02/74)                                Tax-Free Fund of Colorado since
                                          2002; investment analyst,
                                          Colorado State Bank and Trust,
                                          2001-02; financial analyst,
                                          J.P. Morgan, 2000-01, senior
                                          registered associate,
                                          Kirkpatrick Pettis, 1998-2000.


Robert W. Anderson      Chief             Chief Compliance Officer of the      N/A                 N/A
New York, NY (08/23/40) Compliance        Fund and each of the other funds
                        Officer since     in the Aquila Group of Fundssm,
                        2004 and          the Manager and the Distributor
                        Assistant         since 2004, Compliance Officer
                        Secretary         of the Manager or its
                        since 2000        predecessor and current parent
                                          1998-2004; Assistant Secretary
                                          of the Aquila Group of Fundssm
                                          since 2000.

Joseph P. DiMaggio      Chief             Chief Financial Officer of the       N/A                 N/A
New York, NY            Financial         Aquila Group of Fundssm since
(11/06/56)              Officer since     2003 and Treasurer since 2000.
                        2003 and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary         Partner and then shareholder of      N/A                 N/A
New York, NY            since 1987        legal counsel to the Fund,
(12/16/39)                                Hollyer Brady Barrett & Hines
                                          LLP since 1989 and thereafter
                                          its successor, Butzel Long,
                                          since 2007; Secretary of the
                                          Aquila Group of Fundssm.

John M. Herndon         Assistant         Assistant Secretary of the           N/A                  N/A
New York, NY (12/17/39) Secretary         Aquila Group of Fundssm since
                        since 1995        1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the           N/A                  N/A
New York, NY            Treasurer since   Aquila Group of Fundssm since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquila Group of Fundssm,
                                          1995-1998.


(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free).

(2) The mailing address of each Trustee and officer is c/oTax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Fundssm."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                (as of 12/31/06)


Name of                                                                         Aggregate Dollar
Trustee                                      Dollar Range of                   Range of Ownership
                                      Ownership in Tax-Free Fund of               in the Aquila
                                               Colorado (1)                    Group of Fundssm (1)
Interested Trustees


Diana P. Herrmann                                   C                                  E


Non-interested Trustees

Tucker H. Adams                                     B                                  C

Thomas A. Christopher                               C                                  E

Gary C. Cornia                                      C                                  E

Lyle W. Hillyard                                    B                                  C

John C. Lucking                                     C                                  C

Anne J. Mills                                       D                                  D


(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2006, the Fund paid a total of $130,111 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Fundssm during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Fundssm.


                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquila                   Trustee now
Name          Fund                  Group of Fundssm         serves

Tucker H.
Adams             $13,250            $46,000                   3

Thomas A.
Christopher       $15,667            $49,750                   3

Gary C.
Cornia            $13,417            $74,500                   4

Lyle W.
Hillyard          $ 6,750            $20,000                   2

John C.
Lucking           $13,250            $45,000                   3

Anne J.
Mills             $21,542            $81,750                   4


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm. As of April 30, 2007, these funds had aggregate assets of approximately $4.9 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2006, the Fund paid $1,156,263 in management fees.

     During the fiscal year ended December 31, 2006, $103,635 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,496 was retained by the Distributor. With respect to Class C Shares, during the same period, $91,514 was paid under Part II of the Plan and $30,504 was paid under the Fund's Shareholder Services Plan. Of these total payments of $122,018, the Distributor retained $28,385. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Fundssm, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by employees of Aquila Investment Management LLC.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Anne J. Mills, Tucker Hart Adams, Thomas A. Christopher, Gary C. Cornia, Lyle W. Hillyard and John C. Lucking. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Fund's last fiscal year. The Board of Trustees has amended the charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Fund's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held two meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager, Sub-Adviser or the parents or subsidiaries of either.


                                  Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2007. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2005 and 2006.


                                           2005          2006

     Audit Fees                         $16,000       $16,000

     Audit related fees                       0             0

        Audit and audit related fees    $16,000       $16,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0

         Total                          $19,000       $19,000

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2007.

     TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

     Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2008 annual meeting must be received by the Fund by January 17, 2008 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by April 1, 2008.


                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX


                            TAX-FREE FUND OF COLORADO
                             AUDIT COMMITTEE CHARTER
                                September 6, 2003
                             Amended March 12, 2006



1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

     (a)  to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund financial operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 21, 2007

                                 PROXY STATEMENT

                            TAX-FREE FUND OF COLORADO
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Fund at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                               KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Tax-Free Fund of Colorado

1. Election of Trustees Nominees:

     1) Tucker Hart Adams; 2) Thomas A. Christopher; 3) Gary C. Cornia; 4)Diana
     P. Herrmann*; 5) Lyle W. Hillyard; 6) John C. Lucking; 7) Anne J. Mills;

                  * interested Trustee


              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]



     INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

____________________


[sentences below bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on the back where indicated. _ [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

_________________________________________   ____
Signature(s) (PLEASE SIGN WITHIN THE BOX)   Date

                                               Yes     No
                                                __     __
I plan to attend the annual meeting in Denver. [__]   [__]


I plan to attend the outreach meeting in        __     __
Westminster.                                   [__]   [__]

                             Aquila Group of Fundssm
                            Tax-Free Fund of Colorado


                   Proxy for Shareholder Meeting June 21, 2007
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Fund of Colorado (the "Fund") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, June 21, 2007 at the Hyatt Regency Denver Tech Center, 7800 E. Tufts Avenue, Denver, CO, at 10:00 a.m. Mountain Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: _______________________________
_________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.